Exhibit 99.1

Note:  Throughout this document, certain confidential material contained herein has been omitted and has been separately filed with the Commission. Each place where such an omission has been made is marked with an [***].

OLED PATENT LICENSE AGREEMENT

THIS OLED PATENT LICENSE AGREEMENT (this “Agreement”) is entered into effective as of August 22, 2011 (the “Effective Date”), by and between Samsung Mobile Display Co., Ltd. (“SMD”), an entity incorporated under the laws of the Republic of Korea and having a place of business at San #24, Nongseo-Dong, Giheung-Gu, Yongin-City, Gyunggi-Do, 446-711, Korea, and Universal Display Corporation (“Universal Display”), an entity incorporated under the laws of the Commonwealth of Pennsylvania, U.S.A. and having a place of business at 375 Phillips Boulevard, Ewing, New Jersey 08618, U.S.A.

BACKGROUND

WHEREAS, Universal Display has rights in certain patents concerning Organic Light Emitting Devices;

WHEREAS, SMD previously obtained license rights to practice under certain ones of these patents under an OLED PATENT LICENSE AGREEMENT effective as of April 19, 2005, as amended (the “2005 License Agreement”); and

WHEREAS, SMD desires to obtain license rights to continue its practice under these patents beyond the expiration or termination of the 2005 License Agreement.

NOW, THEREFORE, intending to be legally bound, SMD and Universal Display agree as follows:

AGREEMENT

Article 1        Definitions

In addition to other terms defined elsewhere herein, the following terms shall have their corresponding meanings when used in this Agreement.

1.1         “Affiliate” means a corporation, partnership, trust or other entity that directly or indirectly (through one or more intermediates) controls, is controlled by or is under common control with the party in question.  For such purposes, “control,” “controlled by” and “under common control with” shall mean the ability to make, or participate meaningfully in the making of, business decisions on behalf of the relevant entity and/or such party, as applicable.  “Control” shall be presumed where the party in question owns fifty percent (50%) or more of the voting or other similar interests in the relevant entity.

1.2         “Licensed Product” means an OLED Display Module, or any product or part thereof that incorporates such an OLED Display Module, which OLED Display Module is made using a Permitted Process and which (a) is covered, in whole or in part, by any Valid Claim(s);

Universal Display/SMD Confidential

and/or (b) is manufactured using a process that is covered, in whole or in part, by any Valid Claim(s).

1.3         Reserved.

1.4         “OLED” or “Organic Light Emitting Device” means a device consisting of two electrodes, at least one of which is transparent, together with one or more chemical substances deposited between these two electrodes, at least one of which chemical substances is an organic or organometallic material, which device emits light when a voltage is applied across the electrodes.

1.5         “OLED Display Module” means a device designed for use in flat panel display applications (which expressly exclude lighting applications), which device includes an active matrix OLED that may contain one or more colors of Phosphorescent Materials, but excluding blue Phosphorescent Materials.  For avoidance of doubt, the term OLED Display Module as used in this Agreement, and particularly for the purpose of Section 1.2, includes a product containing an OLED device, such as, e.g., an all fluorescent OLED device, that contains therein no Phosphorescent Material.  [***]

1.6         “Permitted Process” means [***].

1.7         “Permitted Sublicensees” means, unless otherwise separately agreed by the parties in writing, entities in which SMD has an ownership or other similar controlling interest of [***] percent [***] or more, which entities [***].  Such entities shall be Permitted Sublicensees only for so long as they continue to satisfy the foregoing requirements.

1.8         “Phosphorescent Material” means an organometallic or other organic material intended to be used in the emissive layer of an OLED, and that when so used in the emissive layer, emits radiation from a triplet excited state or enhances the emission of radiation through phosphorescent sensitization.

1.9         Reserved.

1.10       “Universal Display Patents” means all patents, the design patents and the utility models (a) issued/registered in any country or territory in the world as of the Effective Date; or (b) issued/registered from the patent applications filed before or during the Term subject to Section 2.2 below, which Universal Display at anytime during the Term owns (it being understood that any ownership transfer of such patents shall be subject to the license rights granted to SMD hereunder), or at any time during the Term has the right to grant license thereunder.  Subject to Section 2.2, Universal Display Patents shall specifically include, without limitation, those patents, the design patents and the utility models, for which Universal Display has obtained, or will obtain at anytime during the Term, the rights to grant licenses thereunder from third parties such as, without limitation, Princeton University, the University of Southern California (“USC”) and University of Michigan (“Michigan”).

1.11       “Valid Claim” means a claim of an issued/registered and unexpired Universal Display Patent, which claim has not been finally held unpatentable, invalid or unenforceable by a court or other government agency of competent jurisdiction.

Article 2        License Rights

2.1         Grant of License to SMD.  Subject to the remaining provisions of this Article 2, Universal Display hereby grants to SMD a worldwide, non-exclusive and non-transferable (except in connection with a permitted transfer of this Agreement as a whole) license under the Universal Display Patents, solely to manufacture (including the right to practice methods, processes and procedures), have manufactured by its Permitted Sublicensees, sell, offer for sale, use, lease, import, distribute and otherwise dispose of Licensed Products.  SMD shall be permitted to grant sublicenses of the foregoing license rights solely to its Permitted Sublicensees, provided that (a) each such sublicense shall be pursuant to a written agreement between SMD and the Permitted Sublicensee, which written agreement shall obligate the Permitted Sublicensee to abide by the scope of license and other provisions of this Agreement that are applicable to Permitted Sublicensees; (b) in addition to its other rights or remedies hereunder, Universal Display shall be expressly identified in the written sublicense agreement as a third-party beneficiary thereof, entitled to enforce the scope of license and other applicable provisions of this Agreement directly against the Permitted Sublicensee; (c) SMD shall identify the name and business address of each such Permitted Sublicensee to Universal Display in writing promptly following its entry into a written sublicense agreement with the Permitted Sublicensee; and (d) SMD shall use its best efforts to cause each Permitted Sublicensee abide by the scope of license and other applicable provisions of this Agreement.

2.2         License Rights to Future Patents.  To the extent Universal Display has the right to do so, SMD’s license rights under Section 2.1 above will be expanded to include, and Universal Display hereby grants to SMD a license under, additional patents, for which Universal Display at anytime during the Term acquires the ownership interest or the right to grant license thereunder, to the extent such additional patents cover SMD’s manufacture, use, importation, or sale of OLED Display Modules through Permitted Processes as contemplated hereunder, but excluding any such patents which (a) [***], and (b) [***], unless separately agreed in writing.  [***]

2.3         No Right to Make OLED Materials.  Except as may otherwise be expressly agreed to by the parties in writing, nothing in this Agreement shall be construed as authorizing or otherwise permitting SMD or its Permitted Sublicensees, or any third parties claiming through them, to practice under any Universal Display Patents for purposes of manufacturing Phosphorescent Materials or other OLED materials, or having Phosphorescent Materials or other OLED materials manufactured for them or on their behalf.

2.4         Reserved.

2.5         Acknowledgement of Derivative Rights and Covenant to SMD.  SMD acknowledges that certain of the Universal Display Patents are licensed by Universal Display from Princeton University, the USC and Michigan, and, therefore, that SMD’s license rights under this Agreement with respect to such Universal Display Patents are subject to the reserved rights of and obligations to such third parties under their license agreements with Universal Display.  SMD further acknowledges that the U.S. Government has certain reserved rights with respect to those Universal Display Patents claiming inventions that were first conceived or reduced to practice under contracts between the U.S. Government and Universal Display or its licensors.  Universal Display hereby covenants to SMD that: (a) Universal Display shall comply in all material respects with the terms of its license agreements with such third-party licensors and its contracts with or awards from the U.S. Government as in either case are relevant to SMD’s exercise of license rights granted by Universal Display hereunder; (b) no additional consideration shall be owed by SMD to such third-party licensors or the U.S. Government on account of SMD’s practice under the Universal Display Patents as contemplated hereunder; and (c) as of the Effective Date, all relevant agreements with such third parties or with the U.S. Government are current in good standing and in full force and effect.  Nothing herein shall be construed as limiting or restricting the reserved rights of or obligations to Universal Display’s third-party licensors or the U.S. Government with respect to such Universal Display Patents.  Universal Display has provided SMD with copies (which have been reasonably redacted by Universal Display to avoid disclosing confidential information not relevant to this Agreement) of such of Universal Display’s agreements with such third party licensors and of the applicable portions its relevant contracts with or awards from the U.S. Government.

2.6         Patents on SMD Improvements.  SMD hereby covenants not to assert or assist third-parties in asserting, and SMD shall ensure that its Permitted Sublicensees do not to assert or assist third-parties in asserting, any of its or their patents claiming improvements, modifications or enhancements to the inventions described in the Universal Display Patents (“SMD Improvements”) against Universal Display or its Affiliates [***].  SMD shall, and shall cause its Permitted Sublicensees to, condition each assignment or exclusive license of any patent claiming a SMD Improvement on the assignee or licensee agreeing to covenant the same to Universal Display in writing.

2.7         Reservation of Rights.  Except for the license rights expressly granted to SMD under this Article 2, all rights to practice under the Universal Display Patents are reserved unto Universal Display and its licensors.  Except for the express covenants of SMD and its Permitted Sublicensees under this Article 2, all rights to practice under any patents claiming SMD Improvements are reserved unto SMD and its Permitted Sublicensees.  No implied rights or licenses to practice under any patents or to utilize any unpatented inventions, know-how or technical information of either party are granted to the other party hereunder.  For clarification, the license granted under Section 2.1 does not include Phosphorescent Materials covered by the Universal Display Patents unless such materials are purchased from Universal Display.

2.8         Release. Universal Display, on behalf of itself, and each of its Affiliates and its and their respective predecessors, successors, and assigns, does hereby for their and their respective legal successors, heirs and assigns, release, acquit and discharge SMD or its Permitted Sublicensees and its and their respective officers, directors, employees, agents, successors, assigns, representatives and attorneys, and its direct and indirect customers, distributors, dealers, and resellers, from any and all claims or liabilities of any kind and nature, at law, in equity, or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed (i) to the extent arising from infringement before the Effective Date of any of Universal Display Patents by Licensed Products (whether direct, contributory or by inducement, and whether or not willful) based on any acts of SMD or its Permitted Sublicensees prior to the Effective Date, or (ii) arising from infringement of any Universal Display Patents (whether direct, contributory or by inducement, and whether or not willful) based on Licensed Products manufactured or sold prior to the Effective Date; provided, however, this release shall apply only to the extent of the rights held by Universal Display. For clarifications, the release granted under this Section 2.8 does not include release of any material suppliers to SMD or its Permitted Sublicensees for any manufacture or supply of material prior to the Effective Date.

Article 3        Patent Matters

3.1         Patent Validity.  To the extent permitted by law, SMD shall not, and shall ensure that its Permitted Sublicensees do not, challenge or assist others in challenging the validity or enforceability of any of the Universal Display Patents or their counterpart foreign patent applications.

Article 4        Consideration

4.1         License Fees.  In consideration of the license rights granted by Universal Display hereunder, SMD shall pay to Universal Display the license fees specified in Exhibit A hereto.  Said license fees are due and payable on the date(s) specified in Exhibit A hereto.  Except as may otherwise be specified in Exhibit A hereto, all license fees shall be non-refundable and payment thereof shall be irrevocable and unconditional.

4.2         Acknowledgement.  Both parties acknowledge and agree that the license fees and the methods by which they are to be paid have been determined through arms length negotiations between the parties and that such fees and methods are reasonable and appropriate notwithstanding whether and to what extent any of the Universal Display Patents have or are in the future issued, expired, invalidated, modified or limited in any manner in any particular country in which Licensed Products are made, sold or used, and notwithstanding the actual number and/or types of License Products SMD may sell or make during the Term of this Agreement.

4.3         Reserved.

4.4         Reserved.

4.5         [***].

Article 5        Payment Terms; Audit Rights

5.1         Payments.  All amounts due to Universal Display hereunder shall be paid in U.S. Dollars by wire transfer to a bank designated by Universal Display in writing, or by such other means as the parties may agree in writing.  Universal Display’s current wire instructions are as follows:

[***]

Each payment is fully earned and shall be nonrefundable once made.  Subject to Section 5.2, all payments due hereunder shall be made without set-off, deduction or credit for any amount owed (or alleged to be owed) by Universal Display to SMD or any of its Affiliates.  Universal Display may require SMD to pay interest on any late payments (i.e., the payment remaining unpaid past the applicable due date as provided in Exhibit A hereto) at a per annum rate equal to the Prime Rate as published in The Wall Street Journal on the due date of payment plus [***] percent [***].

5.2         Payment Authorization and Withholding Taxes.  SMD shall secure all authorizations required for payment of all amounts due to Universal Display hereunder. The parties shall cooperate in good faith and use their reasonable best efforts to promptly obtain an exemption from the Korean government that would eliminate the requirement for SMD to withhold taxes from any amounts payable to Universal Display hereunder.  If, however, the Korean government requires that income taxes on the payments by SMD under this Agreement be withheld and remitted directly to such tax authority on behalf of Universal Display, [***].

5.3         Payment Restriction.  All license fees shall be paid to Universal Display without deduction of currency exchange fees or other similar fees.  If at any time the legal restrictions of a country outside of the United States prevent SMD from paying Universal Display any amounts due hereunder, Universal Display may direct SMD to make such payment to Universal Display’s account in a bank or other depository of such country.

5.4         Reserved.

Article 6        Confidentiality and Publicity

6.1         Obligations of Confidentiality and Non-Use.  Each party (the “Recipient”) shall handle and maintain all Confidential Information of the other party in accordance with the following terms and conditions:

6.1.1        Recipient shall not publish, disclose or otherwise disseminate any Confidential Information of the other party, except to such of Recipient’s employees and agents who have a “need to know” it to accomplish the purposes of this Agreement, and then only if such persons previously have agreed in writing to handle and maintain such Confidential Information in accordance with the provisions of this Agreement or provisions substantially similar thereto.  Disclosure or dissemination of Confidential Information of the other party to any other persons or entities requires the prior written approval of such other party.

6.1.2        Recipient shall maintain all Confidential Information of the other party in a safe and secure place to prevent any unauthorized access to or disclosure of such Confidential Information.

6.1.3        Recipient shall not utilize, reproduce or otherwise exploit any Confidential Information of the other party, or permit or assist others to utilize, reproduce or otherwise exploit such Confidential Information, except as is reasonably necessary to accomplish the purposes of this Agreement.

6.1.4        Promptly upon learning of any unauthorized use or disclosure of any Confidential Information of the other party, Recipient shall (i) provide the other party with written notice thereof; (ii) take such other steps as are reasonably requested by the other party in order to limit the effects of such use or disclosure; and (ii) take steps to prevent any further unauthorized use or disclosure of such Confidential Information.

6.1.5        Promptly upon the expiration or sooner termination of this Agreement, Recipient shall return to the other party, destroy and/or delete from Recipient’s records and computer systems all Confidential Information of the other party, including any copies or portions thereof, in Recipient’s possession or control; provided, however, that Recipient may retain one copy of documents incorporating Confidential Information for archival purposes only.  Within thirty (30) days following the other party’s written request, Recipient shall provide the other party with a certificate of Recipient’s compliance with the foregoing requirements. Nothing in this Agreement requires a party to return or destroy any information that it is required by law to retain.

6.2         Definition of Confidential Information.  As used herein, “Confidential Information” of a party means all proprietary or confidential information, in written, oral or electronic form, relating to such party’s or its licensors’, suppliers’ or business partners’ technologies, materials, research programs, operations, pricing, relationships and/or financial or business condition that is (a) disclosed in writing and marked as “Confidential”, “Proprietary” or with similar words at the time of disclosure; or (b) orally or otherwise visually disclosed and identified as confidential or proprietary at the time of disclosure and confirmed as such in writing within thirty (30) days thereafter.  Notwithstanding the foregoing, “Confidential Information” of a party shall not include any information that:

6.2.1        is approved by such party in writing for release by Recipient without restriction;

6.2.2        Recipient can demonstrate by written records was previously known to Recipient other than through a prior disclosure by such party or any third party with an obligation of confidentiality to such party;

6.2.3        is publicly known as of the date of this Agreement, or becomes public knowledge subsequent thereto, through no act or omission of Recipient or any third party receiving such information from or through Recipient;

6.2.4        is obtained by Recipient in good faith from a third party without the violation of any obligation of confidentiality to such party by either Recipient or the third party; or

6.2.5        is independently developed by or on behalf of Recipient without the benefit of such party’s Confidential Information, as shown by competent written records.

6.3         Disclosure Required by Law.  This Agreement shall not restrict Recipient from disclosing any Confidential Information of the other party to the extent required by applicable law, or by the order of any court or government agency; provided, however, that Recipient shall afford the other party prompt notice of such law or order, so that the other party may interpose an objection to such disclosure or take whatever other actions the other party deems appropriate to protect such Confidential Information, and provided further that Recipient shall use all reasonable efforts to (a) limit such disclosure to only that Confidential Information which is required to be disclosed, and (b) ensure that the person or entity to whom such Confidential Information is disclosed agrees to keep it confidential.

6.4         Responsibility for Personnel.  Recipient shall be responsible for the acts or omissions of any persons or entities receiving Confidential Information of the other party from or through Recipient to the extent such acts or omissions, if by Recipient, would constitute violations of this Agreement by Recipient.

6.5         Universal Display’s Licensors.  Notwithstanding the foregoing, Universal Display shall have the right to provide an unredacted copy of this Agreement to each of Princeton University, USC and Michigan; provided that in such case Universal Display shall cause such third-party licensors to have first agreed in writing to handle and maintain such items in accordance with the provisions of this Article 6, or provisions substantially similar thereto, and further provided that such agreement in writing is provided to SMD.

6.6         Confidentiality of this Agreement.  The terms of this Agreement shall be deemed Confidential Information of each party and shall be treated as such by both parties.  Notwithstanding the foregoing sentence, either party may disclose in its public filings such of the terms of this Agreement as are reasonably required for such party to comply with applicable securities laws and regulations, including, without limitation, by filing an appropriately redacted copy of this Agreement in connection therewith. Provided that such party filing such redacted copy of this Agreement under this Section 6.6 shall prior to such filing provide the other party with such redacted copy proposed to be filed, and shall seek the written consent by the other party, which consent shall not be unreasonably withheld.

6.7         Press Releases and Other Public Disclosure.  Within four (4) business days following the Effective Date so as to coincide with Universal Display’s filing with the U.S. Securities and Exchange Commission of a Current Report on Form 8-K (the content of which shall be as set forth in Exhibit C hereto as mutually agreed upon), the parties shall issue a joint press release, the content of which shall be substantially as provided in Exhibit B hereto.  Any subsequent press release, or other public announcement shall first be provided to the other party for its review and comment, if any. The party issuing the release or disclosure shall use all reasonable efforts to incorporate any comments received. Upon request, either party may at its sole discretion provide the other with a suitable quote from a high-level official for use in any such press release or other public disclosure.  Any press release or other public announcement describing the specific financial terms or other provisions of this Agreement shall require the other party’s prior written consent.  Nothing herein shall prohibit either party from making any disclosure of this Agreement or the terms hereof to the extent required by law or regulation.

6.8         Reserved.

Article 7        Representations and Warranties; Disclaimers and Limitations of Liability

7.1         Warranties by Both Parties.  Each party represents and warrants to the other that such party has the right, power and authority to enter into this Agreement and to perform its obligations hereunder, and that such performance will not violate any other agreement or understanding by which such party is bound.

7.2         Further Warranty by Universal Display.  Universal Display additionally represents and warrants to SMD that Universal Display owns or has sufficient rights in the Universal Display Patents to grant the licenses granted to SMD hereunder.

7.3         Reserved.

7.4         Disclaimer of Additional Warranties.  ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF NON-INFRINGEMENT, VALIDITY, QUALITY, PERFORMANCE, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ARE HEREBY DISCLAIMED BY EACH PARTY.  In particular, Universal Display makes no representations or warranties that SMD will be able to manufacture, sell or use any Licensed Products without obtaining additional license rights from third parties.

7.5         Required Disclaimer of Princeton University and USC.  PRINCETON UNIVERSITY, USC AND MICHIGAN MAKE NO REPRESENTATIONS AND WARRANTIES AS TO THE PATENTABILITY AND/OR DISCOVERIES INVOLVED IN ANY OF THE UNIVERSAL DISPLAY PATENTS LICENSED HEREUNDER.  PRINCETON UNIVERSITY, USC AND MICHIGAN MAKE NO REPRESENTATION AS TO PATENTS NOW HELD OR WHICH WILL BE HELD BY OTHERS IN ANY FIELD AND/OR FOR ANY PARTICULAR PURPOSE.  PRINCETON UNIVERSITY, USC AND MICHIGAN MAKE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

7.6         Limitation on Certain Damages.  IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER, WHETHER AS A RESULT OF BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES ARISING UNDER OR IN CONNECTION WITH A BREACH OR ALLEGED BREACH OF THIS AGREEMENT.  The foregoing limitation shall not limit either party’s liability to the other party for: (a) any claims of bodily injury or damage to tangible property resulting from such party’s gross negligence or willful misconduct, (b) any infringement of the other party’s patents or unauthorized use of the other party’s proprietary materials or information; or (c) any breach of the provisions of Article 6 respecting the other party’s Confidential Information.

7.7         Essential Part of the Bargain.  The parties acknowledge that the disclaimers and limitations of liability set forth in this Article 7 reflect a deliberate and bargained for allocation of risks between them and are intended to be independent of any exclusive remedies available under this Agreement, including any failure of such a remedy to achieve its essential purpose.

Article 8        Term and Termination

8.1         Term.  Unless otherwise extended by mutual written agreement of the parties, the term of this Agreement (the “Term”) shall commence on the Effective Date and shall continue until December 31, 2017, or through the date on which this Agreement is terminated as permitted hereunder, whichever occurs sooner.  Unless otherwise expressly agreed in writing by the parties, all licenses granted under this Agreement shall expire immediately at the end of the Term.

8.2         Termination for Breach.  Either party may terminate this Agreement on written notice to the other party if the other party materially breaches this Agreement and fails to cure such breach within thirty (30) days following written notice thereof by the terminating party.

8.3         Termination for Challenge of Patents.  Universal Display may terminate this Agreement immediately on written notice if SMD or any of its Affiliates asserts or assists another in asserting, before any court, patent office or other governmental agency, that any of the Universal Display Patents, or their counterpart foreign patent applications, is invalid or unenforceable.

8.4         Other Termination.  Either party may terminate this Agreement on written notice to the other party if the other party permanently ceases conducting business in the normal course, becomes insolvent or is adjudicated bankrupt, makes a general assignment for the benefit of its creditors, admits in writing its inability to pay its debts as they become due, permits the appointment of a receiver for its business or assets, or initiates or becomes the subject of any bankruptcy or insolvency proceedings which proceedings, if initiated involuntarily, are not dismissed with sixty (60) days thereafter.

8.5         Survival.  The following provisions of this Agreement shall survive the expiration or earlier termination of this Agreement:  (a) Articles 5 through 9; (b) any unfulfilled payment obligations of SMD to the extent not excused due to Universal Display’s breach; and (c) any other provisions necessary to interpret the respective rights and obligations of the parties hereunder.

Article 9        Miscellaneous

9.1         Independent Contractors.  This Agreement is not intended by the parties to constitute, create, give effect to, or otherwise recognize a joint venture, partnership, or formal business organization of any kind.  Each party hereto shall act as an independent contractor and neither shall act as an agent of the other for any purpose.  Neither party has the authority to assume or create any obligation, express or implied, on behalf of the other.

9.2         Force Majeure.  Neither party shall be in breach of this Agreement for any failure of performance (other than a failure to pay amounts due and owing hereunder) caused by an event beyond its reasonable control and not due to its or its Affiliates’ fault or negligence.  In the event that such a force majeure event occurs, the party unable to perform shall promptly notify in writing the other party of such non-performance and its expected duration.  In addition, such party shall in good faith maintain such partial performance of this Agreement as is reasonably practicable, shall use all reasonable efforts to overcome the cause of nonperformance by immediately taking reasonable steps to limit or minimize the consequences of such force majeure and shall resume full performance as soon as is reasonably practicable.  The end of the force majeure shall also be reported in writing.

9.3         Non-Assignment.  This Agreement and the rights and obligations of the parties hereunder shall not be assigned or transferred by either party without the prior written consent of the other party, except that either party may assign or transfer this Agreement, in its entirety, to a successor in interest to all or substantially all of such party’s business or assets to which this Agreement relates, whether by merger, acquisition or otherwise.  Notwithstanding the foregoing, SMD may not assign or transfer this Agreement to a third party with whom Universal Display is then-engaged in litigation or other formal adversarial or dispute resolution proceedings respecting the Universal Display Patents.  Should SMD assign or transfer this Agreement, whether by merger, acquisition or otherwise, to a third party with an existing OLED display business, or should SMD acquire the existing OLED display business of any third party, the license rights granted to SMD under this Agreement shall not extend to any current or future products of such third party’s OLED display business unless otherwise expressly agreed to by Universal Display in writing.  Moreover, should Universal Display have already entered into a similar license agreement with the third party at the time of such assignment, transfer or acquisition, there shall be no reduction of the payment or other obligations of SMD under this Agreement as they pertain to products of SMD’s OLED display business, or of such third party under its similar license agreement as they pertain to products of the third party’s OLED display business, unless otherwise expressly agreed to by Universal Display in writing.  Nothing herein shall confer any rights upon any person other than the parties hereto and their respective successors and permitted assigns.

9.4         Non-Use of Certain Names.  SMD shall not use the names of Princeton University, USC or Michigan in connection with any products, promotion or advertising without the prior consent of Princeton University, USC or Michigan, as applicable, except to the extent reasonably required by law.  Notwithstanding the foregoing sentence, SMD may state that its license rights hereunder are derivative of rights granted by Princeton University, USC and Michigan to Universal Display under the license agreement between them.

9.5         Equitable Relief.  In the event of a party’s actual or reasonably anticipated infringement of the other party’s patents, unauthorized use of the other party’s proprietary materials or information; or breach of the provisions of Article 6 respecting the other party’s Confidential Information, such other party shall be entitled to seek injunctive or other equitable relief restraining such activity without the necessity of proving actual damages or posting any bond or other security.  Such relief shall be in addition to, and not in lieu of, any other remedies that may be available to the other party, at law or equity, including, without limitation, an action for the recovery of damages.

9.6         Choice of Law; Dispute Resolution.  This Agreement and the relationship of the parties hereunder shall be interpreted and governed in accordance with the federal laws of the United States of America and the laws of the State of New York, U.S.A., without regard to any principles respecting conflicts of law.  The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

9.7         Notices.  All notices and other communications under this Agreement shall be in writing and hand delivered or sent by facsimile or e-mail transmission with confirmation of receipt, commercial overnight courier with written verification of receipt, or certified or registered mail, postage prepaid and return receipt requested; provided, however, that all notices concerning any dispute or any alleged breach or termination of this Agreement, in whole or in part, must be sent by overnight courier or certified or registered mail.  Such notices and other communications shall be effective when received if hand delivered, when sent if sent by confirmed facsimile or e-mail transmission, on the next business day of the recipient when sent by overnight courier, or five (5) business days after deposit in the mail when sent by certified or registered mail.  All notices and other communications shall be directed to the parties at their respective addresses as set forth below, or to such other address(es) as either party shall provide to the other in a notice given in accordance herewith.

If to UDC,

All financial notices, to:

Universal Display Corporation

375 Phillips Boulevard

Ewing, New Jersey 08618

Attn: [***]

Fax No.: [***]

Tel No.: [***]

E-mail: [***]

All other notices and communications, to:

[same as above]

Attn: [***]

Fax No.: [***]

Tel No.: [***]

E-mail: [***]

If to SMD,

Samsung Mobile Display Co., Ltd.

SR-3 Building, 2nd Floor, Legal & IP Team

Nongseo-dong, Giheung-gu, Yongin-si

Kyunggi-do 446-811, Republic of Korea

Attn: [***]

Fax No.: [***]

Tel No.:  [***]

E-mail: [***]

9.8         No Waivers.  The failure of either party on one or more occasions to assert any right hereunder, or to insist upon compliance with any term or condition herein, will not constitute a waiver of that right or excuse any subsequent nonperformance of any such term or condition, or of any other term or condition, by the other party.  No waiver of any term of this

Agreement shall be effective unless it is in writing and signed by an authorized representative of the party to be bound.

9.9         Severability.  In view of the possibility that one or more of the provisions of this Agreement may subsequently be declared invalid or unenforceable in a particular jurisdiction by competent court or administrative tribunal, the parties hereto agree that invalidity or unenforceability of any of the provisions in a particular jurisdiction shall not in any way affect the validity or enforceability of such provisions in any other jurisdiction, or nor shall it affect the validity or enforceability of any other provisions of this Agreement unless the invalidated or unenforceable provisions comprise an integral part of, or are otherwise clearly inseparable from, such other provisions.

9.10       Entire Agreement; Amendments.  This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes, cancels and annuls all prior understandings, negotiations and communications between the parties with respect thereto, including the 2005 License Agreement.  No modification of or addition to this Agreement shall be effective unless it is in writing and signed by an authorized representative of each party.

9.11       Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives:

Samsung Mobile Display Co., Ltd.		Universal Display Corporation

By:	/s/ Soo In Cho	By:	/s/ Steven V. Abramson

Name:	S.I. Cho	Name:	Steven V. Abramson

Title:	President/C.E.O.	Title:	President and CEO

Date:	Aug. 22, 2011	Date:	August 22, 2011

Exhibit A

License Fees

SMD shall pay to Universal Display license fees of [***] Dollars [***], said fees to be paid in installments as follows:

Year	License Fee Installment
2011	[***]
2012	[***]
2013	[***]
2014	[***]
2015	[***]
2016	[***]
2017	[***]

Notwithstanding the foregoing, the license fee installment for 2011 shall be reduced by an amount equivalent to the running royalties actually paid to Universal Display under the 2005 License Agreement for Licensed Products reported by SMD under that agreement as having been sold in 2011 prior to the Effective Date.

One-half of the license fee installment for a given year shall be paid to Universal Display by [***]; provided, however, that one-half of the license fee installment for 2011 shall be paid to Universal Display within [***] days following the Effective Date.  The remainder of the license fee installment for a given year shall be paid to Universal Display by [***].  Universal Display shall invoice SMD for each such license fee installment at least [***] days in advance of the applicable due date, [***].

Notwithstanding the foregoing, in the event of any termination of this Agreement, [***].

Exhibit B

Press Release Format

SAMSUNG MOBILE DISPLAY AND UNIVERSAL DISPLAY ANNOUNCE ENTRY INTO OLED PATENT LICENSE AND SUPPLEMENTAL MATERIAL PURCHASE AGREEMENTS

SMD prepares to launch new AMOLED display products using Universal Display’s green and red UniversalPHOLED® technology and materials

Seoul, South Korea and Ewing, New Jersey — August 22, 2011 — Samsung Mobile Display Co., Ltd. (SMD), the world leader in the manufacture and sale of active-matrix OLED display products, and Universal Display Corporation (NASDAQ:PANL), enabling energy-efficient OLED displays and lighting with its UniversalPHOLED® technology and materials, today announced that the companies have entered into agreements under which Universal Display will license its technologies and sell its proprietary materials to SMD for use in its line of state-of-the-art OLED display products.  Building on their eleven-year relationship, SMD and Universal Display will continue to work closely to accelerate growth of the OLED display industry through the development of state-of-the-art, energy-efficient OLED products.

“SMD is committed in leading the world display industry by offering high quality OLED products to its customers,” said Soo In Cho, President and CEO of Samsung Mobile Display.  “I believe the long-term agreement with Universal Display and the continued close partnership between the companies will provide a platform for successfully establishing the OLED products as the mainstream display products.”

“As the world’s leading developer and manufacturer of active-matrix OLEDs, Samsung Mobile Display has been a true visionary and leader in setting out a path to seize the tremendous potential for OLEDs, including through the extremely popular line of Galaxy S smart phones.  SMD has been an excellent partner since we started working together over ten years ago,” said Steven V. Abramson, President and Chief Executive Officer of Universal Display. “We are extremely pleased to continue this strong relationship with SMD to support them with state-of-the-art technologies and materials as they continue to develop and introduce exciting new OLED display products to the marketplace.  Working even more closely, we look forward to realizing the full growth potential for the OLED display industry.”

With an increasing number of OLEDs reaching the marketplace, their performance advantages are easy to see.  Thinner, lighter and more pleasing to view, OLEDs offer much faster response times, wider viewing angles, higher contrast ratios and brighter, more saturated colors — for a more enjoyable viewing experience.  With Universal Display’s proprietary UniversalPHOLED technology and materials, OLEDs can also be more energy efficient than LCDs.

The agreements announced today are an OLED Patent License Agreement and a Supplemental OLED Material Purchase Agreement.  Under the license agreement, Universal Display has granted SMD license rights under various patents owned or controlled by Universal Display to manufacture and sell certain phosphorescent OLED display products.  In consideration of the license grant, SMD has agreed to pay Universal Display a license fee over the term of the license agreement.

Under the supplemental agreement, SMD has agreed to purchase and Universal Display has agreed to supply a minimum amount of phosphorescent OLED material for SMD’s use in the manufacture of licensed products, subject to Universal Display being able to supply sufficient quantities to meet SMD’s requirements.  The agreements run through December 31, 2017.

About Samsung Mobile Display

Samsung Mobile Display Co., Ltd (SMD) was established in January 2009 as a joint venture between Samsung Electronics and Samsung SDI. Bringing together Samsung’s cutting-edge technological capabilities in LCD and AMOLED, SMD is committed to providing a comprehensive range of display solutions including AMOLED and TFT-LCD in one convenient channel.

As a total solution provider, SMD is striving to light up the future with next-generation technologies such as flexible and transparent displays.

For more information, visit www.samsungsmd.com.

About Universal Display Corporation

Universal Display Corporation (Nasdaq: PANL) is a leader in developing and delivering state-of-the-art, organic light emitting device (OLED) technologies, materials and services to the display and lighting industries.  Founded in 1994, the company currently owns or has exclusive, co-exclusive or sole license rights with respect to more than 1,200 issued and pending patents worldwide.  Universal Display licenses its proprietary technologies, including its breakthrough high-efficiency UniversalPHOLED® phosphorescent OLED technology, that can enable the development of low power and eco-friendly displays and white lighting.  The company also develops and offers high-quality, state-of-the-art UniversalPHOLED materials that are recognized as key ingredients in the fabrication of OLEDs with peak performance.  In addition, Universal Display delivers innovative and customized solutions to its clients and partners through technology transfer, collaborative technology development and on-site training. To learn more about Universal Display, please visit www.universaldisplay.com.

Universal Display Corporation and the Universal Display logo are trademarks or registered trademarks of Universal Display Corporation.  All other company, brand or product names may be trademarks or registered trademarks.

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All statements in this document that are not historical, such as those relating to Universal Display Corporation’s technologies and potential applications of those technologies, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements in this document, as they reflect Universal Display Corporation’s current views with respect to future events and are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated. These risks and uncertainties are discussed in greater detail in Universal Display Corporation’s periodic reports on Form 10-K and Form 10-Q filed with the Securities and Exchange Commission, including, in particular, the section entitled “Risk Factors” in Universal Display Corporation’s annual report on Form 10-K for the year ended December 31, 2010 and quarterly report on Form 10-Q for the quarterly period ended March 31, 2011. Universal Display Corporation disclaims any obligation to update any forward-looking statement contained in this document.

Exhibit C

Content of Proposed 8-K Filing

Item 1.01               Entry into a Material Definitive Agreement.

On August 22, 2011, the Registrant and Samsung Mobile Display Co., Ltd. (“SMD”) entered into an OLED Patent License Agreement (the “License Agreement”) and a Supplemental OLED Material Purchase Agreement (the “Supplemental Agreement”).  The OLED Patent License Agreement and the OLED Supplemental License Agreement between the Registrant and SMD, both dated as of April 19, 2005, as amended since that date, are terminated as of the effective date of the aforementioned agreements.

Pursuant to the License Agreement, the Registrant granted to SMD license rights under various patents owned or controlled by the Registrant for SMD to manufacture and sell certain phosphorescent organic light emitting diode (OLED) display products.  In consideration of the license grant, SMD agreed to pay the Registrant a license fee over the term of the License Agreement, which is through December 31, 2017.

Pursuant to the Supplemental Agreement, the parties agreed that SMD shall purchase from the Registrant, and the Registrant shall supply to SMD, a minimum amount of phosphorescent materials for SMD’s use in the manufacture of licensed products.  This minimum purchase commitment is subject to the Registrant being able to supply SMD with sufficient material to meet its requirements over the term of the Supplemental Agreement, which is concurrent with the term of the License Agreement.

Item 1.02               Termination of a Material Definitive Agreement.

The OLED Patent License Agreement and the OLED Supplemental License Agreement between the Registrant and SMD, both dated as of April 19, 2005, as amended since that date, are terminated as of the effective date of the aforementioned agreements.  See Item 1.01 above.